Thrivent Mutual Funds

Supplement to Prospectuses dated July 17, 2004

The "Portfolio Management" section of the prospectus is amended and restated to read as follows with respect to Thrivent Technology Fund:

James A. Grossman and Michael C. Marzolf serve as portfolio co-managers of Thrivent Technology Fund.

Mr. Grossman has been portfolio manager for the Thrivent Technology Fund since it commenced operations in 2000. Mr. Grossman has been with Thrivent Financial since 1996, and he has served as a portfolio manager since 2000.

Mr. Marzolf has served as the portfolio manager for the Thrivent Technology Fund since January of 2005. From 2003 to 2004 Mr. Marzolf was a Partner and Technology Analyst at RedSky Securities LLC. From 1998 to 2003 he was a Senior Technology Analyst with Piper Jaffray & Co.

The date of this Supplement is January 10, 2005.

Please include this Supplement with your Prospectus.